UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                     PEGASUS SATELLITE COMMUNICATIONS, INC.

               (Exact Name of Registrant as Specified in Charter)

        Delaware                     0-21389                51-0374669
----------------------------     ----------------      --------------------
(State or Other Jurisdiction     (Commission File         (IRS Employer
     of Incorporation)               Number)            Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania      19004
               (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
        ------------

     On February 3, 2004, Pegasus Satellite Communications, Inc. (the "Company") announced that it intends to offer $100 million of its senior notes. The senior notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements, as more fully described in the press release attached and incorporated by reference as Exhibit 99.1.

     The Company is in the process of seeking an amendment to the credit facility of its subsidiary, Pegasus Media & Communications, Inc. ("PM&C"), that would permit it to obtain a new senior secured term loan. The amendment would permit the Company and PM&C to have a total of $650.0 million of senior secured debt. The Company cannot provide assurance that it will be successful in obtaining the proposed amendment from the PM&C lenders.

     In December 2003, PM&C established a $20.0 million revolving credit facility, maturing July 2006. The facility is secured by a parity lien on the collateral that secures the PM&C term loans.

                              Cautionary Statement

     This report contains "forward-looking statements," as that term is used in federal securities laws, about the financial condition, results of operations and businesses of our company and our subsidiaries. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: catastrophic events, including acts of terrorism; relationships with and events affecting third parties like DIRECTV, Inc. and the National Rural Telecommunications Cooperative; litigation with DIRECTV, Inc.; the recent change of control of DIRECTV, Inc.; demographic changes; existing government regulations,  and  changes  in,  or  the  failure  to  comply  with,  government regulations; competition, including our ability to offer local programming in our direct broadcast satellite markets; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; the cost of pursuing new business initiatives; an expansion of land based communications systems; technological developments and difficulties; an inability to obtain intellectual property licenses and to avoid committing intellectual property infringement; the ability to attract and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our businesses; and other factors referenced in this report.

     The information contained in this report reflects our present intention, belief, or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general, and our assumptions. We may change our intention, belief, or expectation, at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise. The cautionary statements contained or referred to in this report should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

     By including any information in this report, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.
            99.1     Press release dated February 3, 2004.
            99.2     Press release dated February 3, 2004.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On February 3, 2004, the Company announced selected fourth quarter information as more fully described in the press release furnished hereto as
Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

                                          PEGASUS SATELLITE COMMUNICATIONS, INC.

                                           By:/s/ Scott A. Blank
                                              ------------------
                                              Scott A. Blank,
                                              Senior Vice President


February 4, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release dated February 3, 2004.

99.2                       Press release dated February 3, 2004.